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CHASE SECURITIES INC.

NEW ISSUE TERMS

GE CAPITAL COMMERCIAL MORTGAGE CORPORATION

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2000-1
$638,225,454

General Electric Capital Corporation - Mortgage Loan Seller
     The Chase Manhattan Bank - Mortgage Loan Seller
     Bear, Stearns Funding, Inc.  - Mortgage Loan Seller

     GE Capital Commercial Mortgage Corporation - Depositor
     GE Capital Loan Services, Inc. - Master Servicer
     Lend Lease Asset Management, L.P. - Special Servicer
     Wells Fargo Bank Minnesota, N.A.- Trustee



                                                     SUMMARY OF TRANCHES
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              INITIAL CLASS                                 PASS-            ASSUMED      WEIGHTED   PRINCIPAL OR
               CERTIFICATE                                 THROUGH            FINAL       AVERAGE      NOTIONAL       RATINGS
                BALANCE OR         APPROX. CREDIT           RATE          DISTRIBUTION   LIFE         PRINCIPAL        (S&P/
CLASS      NOTIONAL AMOUNT (1)        SUPPORT            DESCRIPTION        DATE (5)     (APPROX.)    WINDOW (6)      FITCH)
                                                                                            (6)
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
A-1           $112,539,000            23.500%               Fixed           05/15/10        5.70      1/01-5/10       Aaa/AAA
A-2           $432,983,315            23.500%               Fixed           12/15/10        9.78      5/10-12/10      Aaa/AAA
X             $713,101,066              N/A             WAC (I/O) (2)       12/15/10        9.22      1/01-12/20      Aaa/AAA
B              $28,524,043            19.500%        Fixed (WAC Cap)(3)     12/15/10        9.98     12/10-12/10      Aa2/AA
C              $32,089,548            15.000%        Fixed (WAC Cap)(3)     12/15/10        9.98     12/10-12/10       A2/A
D               $8,913,763            13.750%        Fixed (WAC Cap)(3)     12/15/10        9.98     12/10-12/10       A3/A-
E              $23,175,785            10.500%            Variable(4)        12/15/10        9.98     12/10-12/10     Baa2/BBB
F               $8,913,763             9.250%           Variable (4)           N/A          N/A          N/A            N/A
G              $24,067,161             5.875%        Fixed (WAC Cap)(3)        N/A          N/A          N/A            N/A
H               $6,239,635             5.000%        Fixed (WAC Cap)(3)        N/A          N/A          N/A            N/A
I               $5,348,258             4.250%        Fixed (WAC Cap)(3)        N/A          N/A          N/A            N/A
J               $7,131,010             3.250%        Fixed (WAC Cap)(3)        N/A          N/A          N/A            N/A
K               $6,239,635             2.375%        Fixed (WAC Cap)(3)        N/A          N/A          N/A            N/A
L               $6,239,634             1.500%        Fixed (WAC Cap)(3)        N/A          N/A          N/A            N/A
M              $10,696,516             0.00%         Fixed (WAC Cap)(3)        N/A          N/A          N/A            N/A
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

Shaded rows are tranches not part of this offering, and are shown for informational purposes only.

The Class S, Class R and Class LR certificates are not offered by the prospectus supplement or represented in this table.

     (1) Approximate, subject to a permitted variance of plus or minus 10%.

     (2) The pass-through rate on the Class X certificates will be equal to the excess, if any, of (1) the weighted average of the net interest rates on the mortgage loans determined without regard to any reductions in the

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interest rate resulting from modification of the mortgage loans (in each case converted to a rate expressed on the basis of a 360-day year consisting of twelve 30-day months), over (2) the weighted average of the pass-through rates of the other certificates (other than the residual certificates and the Class S certificate) as described in the prospectus supplement.

     (3) For any distribution date, if the weighted average of the net interest rates on the mortgage loans determined without regard to any reductions in the interest rate resulting from modification of the mortgage loans (in each case converted to a rate expressed on the basis of a 360-day year consisting of twelve 30-day months) as of the first day of the related due period is less than the rate specified for the Class B, Class C, Class D, Class G, Class H, Class I, Class J, class K, Class L or Class M certificates with respect to the distribution date, then the pass-through rate for that class of certificates on that distribution date will equal the weighted average net mortgage interest rate.

     (4) The pass-through rate applicable to the Class E and Class F certificates on each distribution date will be equal to the weighted average of the net interest rates on the mortgage loans determined without regard to any reductions in the interest rate resulting from modification of the mortgage loans (in each case converted to a rate expressed on the basis of a 360-day year consisting of twelve 30-day months) minus [ ]% per annum.

     (5) The assumed final distribution dates set forth in the prospectus supplement have been determined on the basis of the assumptions described in "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date" in the prospectus supplement. The rated final distribution date for each class of certificates is January 15, 2033. See "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date" in the prospectus supplement.

     (6) The weighted average life and period during which distributions of principal would be received (or applied in the case of the notional amount of Class X certificates) set forth in the foregoing table with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity Considerations--Weighted Average Life" in the prospectus supplement and on the assumptions that there are no prepayments (other than on each anticipated prepayment date, if any), or losses on the mortgage loans and that there are no extensions of maturity dates of mortgage loans.

COLLATERAL CHARACTERISTICS*



AGGREGATE PRINCIPAL BALANCE(1)                                                 $713,101,067

NO. OF MORTGAGE LOANS                                                          105

NO. OF MORTGAGED PROPERTIES                                                    116

NO. OF BALLOON MORTGAGE LOANS (2)                                              98

NO. OF MORTGAGE LOANS WITH ANTICIPATED PREPAYMENT DATES                        2

NO. OF FULLY AMORTIZING MORTGAGE LOANS                                         5

RANGE OF MORTGAGE LOAN PRINCIPAL BALANCES                                      $1,165,000 to $36,600,000

AVERAGE MORTGAGE LOAN PRINCIPAL BALANCE..                                      $6,791,439

RANGE OF MORTGAGE RATES                                                        7.70% to 9.00%

WEIGHTED AVERAGE MORTGAGE RATE                                                 8.201%

WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY DATE (3)                            119 months

RANGE OF REMAINING TERMS TO MATURITY DATE (3)                                  58-240 months

WEIGHTED AVERAGE REMAINING TERM TO MATURITY DATE (3)                           117 months

WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM  (4)                               346 months

WEIGHTED AVERAGE REMAINING AMORTIZATION TERM (4)                               345 months

WEIGHTED AVERAGE LOAN TO VALUE RATIO (LTV) (5)                                 71.34%

WEIGHTED AVERAGE LTV AS OF THE MATURITY DATE (3), (5)                          63.60%

RANGE OF DEBT SERVICE COVERAGE RATIOS(5), (7)                                  1.05x to 2.42x

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WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO(5), (7)                           1.36x

WEIGHTED AVERAGE OCCUPANCY RATE(6)                                             96.73%


* The collateral information contained herein will be superseded by the description of the collateral contained in the final prospectus.

     (1) Subject to a permitted variance of plus or minus 10%.

     (2) Includes one mortgage loan that pays interest-only for its entire term, representing approximately 0.77% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, and another mortgage loan, representing approximately 1.94% of the aggregate principal balance of the mortgage loans as of the cut-off date, that pays interest-only for the first 25 months of its term.

     (3) In the case of 2 mortgage loans, the anticipated prepayment date.

     (4) Excludes the 1 mortgage loan that pays interest-only for its entire term.

     (5) Excludes 5 credit tenant lease loans, representing approximately 1.03% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, if the credit tenant lease loans are included, the range of loan-to value rations is 34.83% to 89.62%, the weighted average loan-to-value ratio is 71.50%, the weighted average loan-to-value ratio as of the maturity is 62.96%, the range of debt service coverage ratio is 1.04x to 2.42x and the weighted average debt service coverage ratio is 1.35x.

     (6) Excludes 12 hotel properties, representing approximately 14.12% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, which have occupancy rates that generally range from 54.60% to 80.20%; if the mortgage loans secured by hotel properties are included, the range of occupancy rates of the mortgaged properties is 54.60% to 100.00% and the weighted average occupancy rate of the mortgage properties is 93.07%.

     (7) Includes 1 mortgage loan with a debt service coverage ratio of 1.05x, representing approximately 2.20% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, which has a cash escrow.

Investors in the United States and Latin America may obtain a prospectus by contacting Chase Securities Inc., 270 Park Avenue, 8th Floor, New York, New York 10017, Attention: Syndicate Desk, Telephone No.: 1 212 834 3813. Investors in the European Economic Area may obtain a prospectus from Chase Manhattan International Limited, 125 London Wall, London EC2Y 5AJ, United Kingdom,
Attention: Syndicate Desk, Telephone No.: 44 207 777 3334

Investors in the Untied States and Latin America who want to submit an order, please call your salesperson at Chase Securities Inc. Investors in the European Economic Area who want to place an order, please call your salesperson at Chase Manhattan International Limited.


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